UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 6, 2025

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
6.75% Series B mandatory convertible preferred stock, par value $0.01 per share	ARES.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 6, 2025, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 7, 2025 (the “Record Date”). As of the Record Date, there were 214,980,803 shares of our Class A common stock outstanding representing 214,980,803 votes, 1,000 shares of our Class B common stock outstanding representing 751,808,292 votes and 108,114,920 shares of our Class C common stock outstanding representing 108,114,920 votes, for a total of 1,074,904,015 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 16, 2025, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2026 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	980,343,717	51,196,913	14,718	13,686,263
Ashish Bhutani	1,022,385,731	9,152,285	17,332	13,686,263
Antoinette Bush	980,433,122	51,104,813	17,413	13,686,263
R. Kipp deVeer	992,478,263	39,060,364	16,721	13,686,263
Paul G. Joubert	1,018,142,509	13,395,830	17,009	13,686,263
David B. Kaplan	991,636,045	39,900,998	18,305	13,686,263
Michael Lynton	1,002,157,265	29,380,884	17,199	13,686,263
Eileen Naughton	1,022,387,827	9,150,004	17,517	13,686,263
Dr. Judy D. Olian	975,165,709	56,372,642	16,997	13,686,263
Antony P. Ressler	964,367,374	67,170,998	16,976	13,686,263
Bennett Rosenthal	992,471,328	39,064,692	19,328	13,686,263

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
1,044,046,297	1,178,295	17,019

Proposal 3

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the Company’s 2024 fiscal year (the “say-on-pay vote”), based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
950,695,071	80,721,996	138,281	13,686,263

Proposal 4

The stockholders approved, on a non-binding advisory basis, a three year frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “say-on-frequency vote”), based on the following votes:

1 YEAR	2 YEAR	3 YEAR	ABSTAIN	BROKER NON-VOTES
148,337,910	39,572	883,080,550	97,316	13,686,263

The Company has decided to include a stockholder say-on-pay vote in its proxy materials once every three years, consistent with the stockholders’ advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 11, 2025

	By:	/s/ Jarrod Phillips
	Name:	Jarrod Phillips
	Title:	Chief Financial Officer
(Principal Financial & Accounting Officer)

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